Exhibit 99.1

Powerfleet Appoints Digital Transformation Expert Mike Powell as Chief Innovation Officer

WOODCLIFF LAKE, NJ – January 7, 2025 – Powerfleet, Inc. (Nasdaq: AIOT), a global AIoT leader, announces Mike Powell as Chief Innovation Officer (CINO), effective immediately. Powell brings extensive expertise in organizations generating annual revenues in excess of $1 billion, covering the landscape of both a CTO and CIO, to focus on advancing both Powerfleet’s customer solutions and internal operations.

As CINO, Powell will lead Powerfleet’s evolution by integrating internal transformation with cutting-edge customer technologies and continuing to enhance the company’s Unity AIoT ecosystem. His two-decade career in digital transformation and AI-driven growth across various industries will be pivotal in driving Powerfleet’s innovation agenda.

“Mike Powell’s appointment marks a pivotal moment as we advance digital transformation for our customers and complete our own,” said Steve Towe, CEO of Powerfleet. “Mike’s breadth of experience in customer-centric innovation, product strategy and technology development, AI, automation, and as a CIO distinguishes him. His leadership will be instrumental in elevating our operations and delivering innovative solutions to our customers.”

Frank Friesacher, a key member of the leadership team and former Chief Product Officer at Fleet Complete, will now head execution of Powerfleet’s technology roadmap.

Jim Zeitunian, Chief Technology Officer of Powerfleet, is departing the company to pursue new opportunities. Powerfleet extends its sincere gratitude to Jim for his valuable contributions and wishes him continued success in his future endeavors.

“I’m honored to join Powerfleet at such a transformative time,” said Powell. “The Unity ecosystem is redefining the AIoT landscape, and I’m eager to drive innovation that delivers groundbreaking capabilities for our customers.”

Together with Powell, Powerfleet combines continuous innovation with strategic data-driven change to optimize customer business performance worldwide. The company remains dedicated to enhancing efficiency, growth, and success through its transformative digital solutions, ensuring that Powerfleet and its customers thrive in an increasingly connected world.

ABOUT POWERFLEET

Powerfleet (Nasdaq: AIOT; JSE: PWR) is a global leader in the artificial intelligence of things (AIoT) software-as-a-service (SaaS) mobile asset industry. With more than 30 years of experience, Powerfleet unifies business operations through the ingestion, harmonization, and integration of data, irrespective of source, and delivers actionable insights to help companies save lives, time, and money. Powerfleet’s ethos transcends our data ecosystem and commitment to innovation; our people-centric approach empowers our customers to realize impactful and sustained business improvement. The company is headquartered in New Jersey, United States, with offices around the globe. Explore more at www.powerfleet.com. Powerfleet has a primary listing on The Nasdaq Global Market and a secondary listing on the Main Board of the Johannesburg Stock Exchange (JSE).

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of federal securities laws. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees and are subject to risks described in Powerfleet’s filings with the Securities and Exchange Commission, including but not limited to those described under the heading “Risk Factors” in its most recent annual report on Form 10-K and quarterly report on Form 10-Q. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those indicated or anticipated by these forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. The forward-looking statements included in this press release are made only as of the date of this press release, and, unless otherwise required by applicable law, Powerfleet assumes no obligation to update any forward-looking statements, and expressly disclaims any obligation to do so, whether as a result of new information, future events or otherwise.

Powerfleet Investor Contacts

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